AMENDMENT NO. 16
TO SECOND AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES TRUST)
          This Amendment No. 16 (the “Amendment”) to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”) amends, effective October 29, 2010, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to remove Invesco Structured Growth Fund and Invesco Structured Value Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 15, 2010.

By: Name:	/s/ John M. Zerr John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Balanced Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco California Tax-Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Core Plus Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Dividend Growth Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Equally-Weighted S&P 500 Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Floating Rate Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Fundamental Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Large Cap Relative Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Multi-Sector Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco New York Tax-Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco S&P 500 Index Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Select Real Estate Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Structured Core Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Van Kampen American Franchise Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Invesco Van Kampen Equity and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Equity Premium Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Van Kampen Growth and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Pennsylvania Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares”